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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               DECEMBER 16, 2002
                                (Date of report)


                           NATIONAL CITY CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-10074                  34-1111088
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         1900 East 9th Street, Cleveland Ohio                    44114
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                 (216) 222-2000
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE

     On December 16, 2002, Registrant issued a Press Release. Such Press Release is attached hereto as Annex A.

     Annex A is incorporated herein by reference and has been furnished, not filed.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL CITY CORPORATION
                                        (Registrant)
                                        By: /s/ Carlton E. Langer
                                        ----------------------------------------
                                        Name: Carlton E. Langer
                                        Title: Assistant Secretary


Dated: December 16, 2002


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                                     ANNEX A


[NATIONAL CITY(R) LOGO]


FOR MORE INFORMATION CONTACT:

Betsy Figgie
Investor Relations
216-222-9849

Amber Garwood
Media Relations
216-222-8202


                 NATIONAL CITY CEO COMMENTS ON EARNINGS OUTLOOK

     CLEVELAND, OH, December 16, 2002 - In an interview with Reuters on December 13, 2002, National City Corporation (NYSE: NCC) Chairman and CEO David A. Daberko reaffirmed the company's previous earnings guidance of around $2.58 per share for 2002, representing an increase of approximately 14 percent over 2001. Mr. Daberko also outlined his longer-term growth expectations for the banking industry. In general, he expects banking industry earnings to grow at a lower rate on average over the next several years. Mr. Daberko's specific views on National City's 2003 earnings will be covered in the context of National City's fourth quarter earnings release and conference call, scheduled for January 16, 2003.


     MR. DABERKO'S REMARKS CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES, INCLUDING CHANGES IN GENERAL ECONOMIC AND FINANCIAL MARKET CONDITIONS, UNFORESEEN CREDIT PROBLEMS, THE CORPORATION'S ABILITY TO EXECUTE ITS BUSINESS PLANS, AND OTHER FACTORS AS DESCRIBED IN NATIONAL CITY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE DOCUMENTS ARE AVAILABLE AT NO COST FROM THE COMMISSION'S WEBSITE AT www.sec.gov OR FROM


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NATIONAL CITY. ALTHOUGH MANAGEMENT BELIEVES THE EXPECTATIONS REFLECTED IN SUCH
FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS MAY DIFFER MATERIALLY.


                                    - more -


ABOUT NATIONAL CITY:
National City Corporation, headquartered in Cleveland, Ohio, is one of the nation's largest financial holding companies. The company operates through an extensive distribution network in Ohio, Indiana, Illinois, Kentucky, Michigan and Pennsylvania, and also serves customers in selected markets nationally. Its primary businesses include commercial and retail banking, consumer finance, asset management, mortgage financing and servicing, and payment processing. For more information about National City Corporation, visit the company's Web site at NationalCity.com.

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